EXHIBIT 4.1


                                      SC&T
                               INTERNATIONAL, INC.

                            SC&T INTERNATIONAL, INC.
               INCORPORATED UNDER THE LAWS OF THE STATE OF ARIZONA
                  AUTHORIZED SHARES 25,000,000 PAR VALUE $0.01



                                                            CUSIP  783975 10 5
                                                                SEE REVERSE
                                                         FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT


Is The Owner of

    Fully Paid and Non-Assessable Shares of Common Stock, Par Value $0.01, of

                            SC&T INTERNATIONAL, INC.

transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed or accompanied by a proper assignment. This Certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Articles of Incorporation and the Bylaws of the Corporation, and all amendments thereto, copies of which are on file at the principal office of the Corporation and the Transfer Agent, to all of which the holder of this Certificate by acceptance thereof assents. This Certificate is not valid unless countersigned by the Transfer Agent.
         IN WITNESS WHEREOF, the Corporation has caused the facsimile signatures of its duly authorized officers and its facsimile seal to be hereunto affixed.

Dated:

/s/ Timothy J. Stocker                                  /s/ J.L. Copland
      Secretary                                              President

                            SC&T INTERNATIONAL, INC.
                                  INCORPORATED
                                    June 23,
                                      1993
                                  * Arizona *

COUNTERSIGNED:
         American Securities Transfer, Inc.
         P.O. Box 1596
         Denver, Colorado 80201

By
   -----------------------------------------------
   Transfer Agent & Registrar Authorized Signature

                            SC&T INTERNATIONAL, INC.

         The Corporation will furnish to any shareholder upon request and without charge, a full statement of the designations, preferences, limitations, and relative rights of the shares of each other class of stock or series thereof authorized to be issued.

         The following abbreviations when used in the description on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM -as tenants in common                          UNIF GIFT MIN ACT-     Custodian
TEN ENT -as tenants by the entireties                                    ---------------------
JT TEN  -as joint tenants with right of                                  (Cust)       (Minor)
            survivorship and not as tenants                      under Uniform Gifts to Minors
            in common                                            Act
                                                                    --------------------------
                                                                             (State)

     Additional abbreviations may also be used though not in the above list.
________________________________________________________________________________

For Value Received,________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
-------------------------------
|                             |
-------------------------------

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________attorney-in-fact to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated     ________________________


                    ____________________________________________________________

                    ____________________________________________________________
                    NOTICE: THE SIGNATURE(S) TO THIS  ASSIGNMENT MUST CORRESPOND
                            WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.


Signature(s) Guaranteed:


_________________________________________

The signature(s) should be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C. Rule 17 Ad-15.